Vanguard International Value Fund

Supplement to the Prospectus and Summary Prospectus for Investor Shares Dated February 24, 2012

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard International Value Fund has restructured the Fund’s investment advisory team, removing AllianceBernstein L.P. (AllianceBernstein) as an investment advisor and reallocating the assets managed by AllianceBernstein to a new advisor to the Fund, ARGA Investment Management, LP (ARGA). Edinburgh Partners Limited (Edinburgh Partners), Hansberger Global Investors, Inc. (HGI), and Lazard Asset Management LLC (Lazard) remain as advisors to the Fund.

ARGA, Edinburgh Partners, HGI, and Lazard each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that utilize a multimanager structure, The Vanguard Group, Inc. (Vanguard) will continue to invest a small percentage of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. Vanguard typically invests its portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. The Fund’s board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time. The Fund’s investment objective, primary investment strategies, and primary risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The text and table under “Fees and Expenses” are restated as follows:

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases Purchase Fee Sales Charge (Load) Imposed on Reinvested Dividends Redemption Fee Account Service Fee (for fund account balances below $10,000)	None None None None $20/year

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.36%
12b-1 Distribution Fee	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses[1]	0.41%

1 The expense information shown in the table has been restated to reflect estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

The section under the heading “Investment Advisors” on page 5 is replaced with the following:

Investment Advisors
ARGA Investment Management, LP

Edinburgh Partners Limited

Hansberger Global Investors, Inc.

Lazard Asset Management LLC

Portfolio Managers

A. Rama Krishna, Founder and Chief Investment Officer of ARGA. He has co-managed a portion of the Fund since 2012.

Steven Morrow, Director of Research at ARGA. He has co-managed a portion of the Fund since 2012.

Sandy Nairn, Investment Partner, Director, and Chief Executive of Edinburgh Partners. He has managed a portion of the Fund since 2008.

Aureole L. W. Foong, Managing Director of Emerging Markets at Hansberger Global Investors, Inc. He has co-managed a portion of the Fund since 2000.

Ronald Holt, CFA, CEO and co-Chief Investment Officer of the Value Team at Hansberger Global Investors, Inc. He has co-managed a portion of the Fund since 2000.

Michael A. Bennett, CPA, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Michael G. Fry, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Prospectus Text Changes

In the More on the Fund section, the text in “Plain Talk About Fund Expenses” is restated as follows:

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard International Value Fund’s expense ratio would be 0.41%, or $4.10 per $1,000 of average net assets. The average expense ratio for international stock funds in 2011 was 1.37%, or $13.70 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

In the More on the Fund section, under “Security Selection,” the description of advisors is replaced with the following:

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks of foreign companies for the Fund.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment.

Lazard Asset Management LLC (Lazard), which manages approximately 29% of the Fund’s assets, employs a research-driven, bottom-up, relative value approach in selecting stocks. Lazard seeks to identify individual stocks that offer an appropriate trade-off between low relative evaluation and high financial productivity. The portfolio management team uses return on equity as the primary measure of financial productivity, while secondary measures include return on assets, cash return on equity, and operating margin. Lazard’s research analysts utilize a global sector approach to fundamental analysis. Stock selection is the result of the bottom-up process, regardless of sector and regional boundaries. Holdings and sector weightings may differ from the benchmark.

Edinburgh Partners Limited (Edinburgh Partners), which manages approximately 28% of the Fund’s assets, employs a disciplined, value-oriented, global investment strategy to select stocks. The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security selection process is unconstrained, portfolio holdings are concentrated, and turnover is expected to be low.

The investment process begins with a research screening designed to eliminate companies that Edinburgh Partners considers overvalued. Following this initial screening, a research template is compiled for companies that are considered undervalued. The template includes five years of historical data (e.g., sales growth, margins, and capital expenditures); five years of forecast data; and a written review of the investment case, positioning, and financial structure of the company. Next, a scenario analysis (best-case, central-case, worst-case) of the long-term valuation is used to properly assess the risk/reward of a given security. In general, Edinburgh Partners’ management style is collaborative and decision-making is team-oriented.

ARGA Investment Management, LP (ARGA), which manages approximately 21% of the Fund’s assets, invests in businesses that it believes are undervalued based on long-term earnings power and dividend-paying capability. ARGA’s investment philosophy is based on the belief that investors overreact to short-term developments, leading to opportunities to generate gains from investing in “good businesses at great prices.” Its value-oriented process uses a dividend discount model (DDM) to select stocks that trade at a discount to intrinsic value based upon the company’s long-term earnings power and dividend-paying capability. The process begins with a quantitative screen that sorts the universe into valuation quintiles. Comprehensive fundamental company research then focuses on operational expertise, financial stability, and corporate governance, with stress tests performed to determine potential and risk. The end result seeks a portfolio of quality businesses with a substantial discount to intrinsic value, with expected holding periods of generally 3–5 years. Holdings are continually evaluated based on their discount to intrinsic value; position sizes are influenced by the discount and perceived risk, and sales tend to occur when holdings fall into the bottom half of the valuation universe or when changing fundamentals alter the investment thesis.

Hansberger Global Investors, Inc. (HGI), which manages approximately 19% of the Fund’s assets, employs an intensive, fundamental approach to selecting stocks. HGI seeks to identify stocks with a market value that is believed to be less than a company’s intrinsic value, based on its long-term potential.

HGI’s investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stock with a long-term investment perspective. This analysis involves evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company’s future based on these and other similar factors. HGI will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.

HGI seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world, including emerging markets. This global search provides the advisor with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry but also from country to country, in search of undervalued stocks. HGI’s objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital appreciation as the marketplace realizes the value of these securities over time.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 3%) of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. Vanguard typically invests its portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. For more details, see “Other Investment Policies and Risks.”

The Investment Advisors section beginning on page 17 is replaced with the following:

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

• ARGA Investment Management, LP, 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901, is an investment management firm. As of June 30, 2012, ARGA managed approximately $82 million in assets.

• Edinburgh Partners Limited, 12 Charlotte Square, Edinburgh, EH2 4DJ, Scotland, is an investment research and management firm. As of March 31, 2012, the Edinburgh Partners investment advisory team managed approximately $14.5 billion in assets.

• Hansberger Global Investors, Inc., a wholly owned subsidiary of Natixis Global Asset Management, L.P., 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, FL 33301, is an investment advisory firm founded in 1994. As of March 31, 2012, HGI managed approximately $7.4 billion in assets.

• Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112, is an investment management firm and wholly owned subsidiary of Lazard Freres & Co., LLC. As of March 31, 2012, Lazard managed approximately $141 billion in assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI All Country World Index ex USA over the preceding 60-month period (for Lazard and ARGA) or the preceding 36-month period (for Edinburgh Partners and HGI). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended October 31, 2011, the aggregate advisory fee represented an effective annual rate of 0.18% of the Fund’s average net assets before a performance-based decrease of 0.05%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreements with Edinburgh Partners, HGI, and Lazard, see the most recent semiannual report to shareholders covering the fiscal period ended April 30. For a discussion of why the board of trustees approved the Fund’s investment advisory agreement with ARGA, see the annual report to shareholders covering the fiscal year ended October 31, 2012, which will be available 60 days after that date.

The managers primarily responsible for the day-to-day management of the Fund are:

A. Rama Krishna, Founder and Chief Investment Officer of ARGA. He has worked in investment management since 1987; has been with ARGA since 2010; and has co-managed a portion of the Fund since 2012. Education: B.A. (Honors) in Economics, St. Stephens College, University of Delhi; M.B.A. and M.A., University of Michigan.

Steven Morrow, Director of Research at ARGA. He has worked in investment management since 1993; has been with ARGA since 2010; and has co-managed a portion of the Fund since 2012. Education: B.S., University of New Hampshire;
M.B.A., Cornell University.

Sandy Nairn, Investment Partner, Director, and Chief Executive of Edinburgh Partners. He has worked in investment management since 1985; has managed investment portfolios since 1986; has been with Edinburgh Partners since co-founding the firm in 2003; and has managed a portion of the Fund since 2008. Education: B.Sc. and Ph.D. in Economics, University of Strathclyde/Scottish Business School.

Aureole L. W. Foong, Managing Director of Emerging Markets at HGI. He has worked in investment management since 1989; has been with HGI since 1997; and has co-managed a portion of the Fund since 2000. Education: B.S. and M.B.A., University of Southern California.

Ronald Holt, CFA, CEO and co-Chief Investment Officer of the Value Team at HGI. He has worked in investment management since 1991; has been with HGI since 1997; and has co-managed a portion of the Fund since 2000. Education: B.A., Columbia University; M.B.A., Stern School of Business at New York University.

Michael G. Fry, Managing Director at Lazard. He has worked in investment management since 1981; has been with Lazard since 2005; and has co-managed a portion of the Fund since 2010. Education: B.Sc., Flinders University.

Michael A. Bennett, CPA, Managing Director at Lazard. He has worked in investment management since 1987; has been with Lazard since 1992; and has co-managed a portion of the Fund since 2010. Education: B.S., New York University; M.B.A., University of Chicago.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a trademark owned by CFA Institute.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 46 082012

Vanguard International Value Fund

Supplement to the Prospectus and Summary Prospectus for Investor Shares for Participants Dated February 24, 2012

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard International Value Fund has restructured the Fund’s investment advisory team, removing AllianceBernstein L.P. (AllianceBernstein) as an investment advisor and reallocating the assets managed by AllianceBernstein to a new advisor to the Fund, ARGA Investment Management, LP (ARGA). Edinburgh Partners Limited (Edinburgh Partners), Hansberger Global Investors, Inc. (HGI), and Lazard Asset Management LLC (Lazard) remain as advisors to the Fund.

ARGA, Edinburgh Partners, HGI, and Lazard each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that utilize a multimanager structure, The Vanguard Group, Inc. (Vanguard) will continue to invest a small percentage of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. Vanguard typically invests its portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. The Fund’s board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time. The Fund’s investment objective, primary investment strategies, and primary risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The text and table under “Fees and Expenses” are restated as follows:

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.36%
12b-1 Distribution Fee	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses[1]	0.41%

1 The expense information shown in the table has been restated to reflect estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

The section under the heading “Investment Advisors” is replaced with the following:

Investment Advisors
ARGA Investment Management, LP

Edinburgh Partners Limited

Hansberger Global Investors, Inc.

Lazard Asset Management LLC

Portfolio Managers

A. Rama Krishna, Founder and Chief Investment Officer of ARGA. He has co-managed a portion of the Fund since 2012.

Steven Morrow, Director of Research at ARGA. He has co-managed a portion of the Fund since 2012.

Sandy Nairn, Investment Partner, Director, and Chief Executive of Edinburgh Partners. He has managed a portion of the Fund since 2008.

Aureole L. W. Foong, Managing Director of Emerging Markets at Hansberger Global Investors, Inc. He has co-managed a portion of the Fund since 2000.

Ronald Holt, CFA, CEO and co-Chief Investment Officer of the Value Team at Hansberger Global Investors, Inc. He has co-managed a portion of the Fund since 2000.

Michael A. Bennett, CPA, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Michael G. Fry, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Prospectus Text Changes

In the More on the Fund section, the text in “Plain Talk About Fund Expenses” is restated as follows:

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard International Value Fund’s expense ratio would be 0.41%, or $4.10 per $1,000 of average net assets. The average expense ratio for international stock funds in 2011 was 1.37%, or $13.70 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

In the More on the Fund section, under “Security Selection,” the description of advisors is replaced with the following:

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks of foreign companies for the Fund.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment.

Lazard Asset Management LLC (Lazard), which manages approximately 29% of the Fund’s assets, employs a research-driven, bottom-up, relative value approach in selecting stocks. Lazard seeks to identify individual stocks that offer an appropriate trade-off between low relative evaluation and high financial productivity. The portfolio management team uses return on equity as the primary measure of financial productivity, while secondary measures include return on assets, cash return on equity, and operating margin. Lazard’s research analysts utilize a global sector approach to fundamental analysis. Stock selection is the result of the bottom-up process, regardless of sector and regional boundaries. Holdings and sector weightings may differ from the benchmark.

Edinburgh Partners Limited (Edinburgh Partners), which manages approximately 28% of the Fund’s assets, employs a disciplined, value-oriented, global investment strategy to select stocks. The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security selection process is unconstrained, portfolio holdings are concentrated, and turnover is expected to be low.

The investment process begins with a research screening designed to eliminate companies that Edinburgh Partners considers overvalued. Following this initial screening, a research template is compiled for companies that are considered undervalued. The template includes five years of historical data (e.g., sales growth, margins, and capital expenditures); five years of forecast data; and a written review of the investment case, positioning, and financial structure of the company. Next, a scenario analysis (best-case, central-case, worst-case) of the long-term valuation is used to properly assess the risk/reward of a given security. In general, Edinburgh Partners’ management style is collaborative and decision-making is team-oriented.

ARGA Investment Management, LP (ARGA), which manages approximately 21% of the Fund’s assets, invests in businesses that it believes are undervalued based on long-term earnings power and dividend-paying capability. ARGA’s investment philosophy is based on the belief that investors overreact to short-term developments, leading to opportunities to generate gains from investing in “good businesses at great prices.” Its value-oriented process uses a dividend discount model (DDM) to select stocks that trade at a discount to intrinsic value based upon the company’s long-term earnings power and dividend-paying capability. The process begins with a quantitative screen that sorts the universe into valuation quintiles. Comprehensive fundamental company research then focuses on operational expertise, financial stability, and corporate governance, with stress tests performed to determine potential and risk. The end result seeks a portfolio of quality businesses with a substantial discount to intrinsic value, with expected holding periods of generally 3–5 years. Holdings are continually evaluated based on their discount to intrinsic value; position sizes are influenced by the discount and perceived risk, and sales tend to occur when holdings fall into the bottom half of the valuation universe or when changing fundamentals alter the investment thesis.

Hansberger Global Investors, Inc. (HGI), which manages approximately 19% of the Fund’s assets, employs an intensive, fundamental approach to selecting stocks. HGI seeks to identify stocks with a market value that is believed to be less than a company’s intrinsic value, based on its long-term potential.

HGI’s investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stock with a long-term investment perspective. This analysis involves evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company’s future based on these and other similar factors. HGI will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.

HGI seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world, including emerging markets. This global search provides the advisor with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry but also from country to country, in search of undervalued stocks. HGI’s objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital appreciation as the marketplace realizes the value of these securities over time.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 3%) of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. Vanguard typically invests its portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. For more details, see “Other Investment Policies and Risks.”

The Investment Advisors section beginning on page 17 is replaced with the following:

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

• ARGA Investment Management, LP, 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901, is an investment management firm. As of June 30, 2012, ARGA managed approximately $82 million in assets.

• Edinburgh Partners Limited, 12 Charlotte Square, Edinburgh, EH2 4DJ, Scotland, is an investment research and management firm. As of March 31, 2012, the Edinburgh Partners investment advisory team managed approximately $14.5 billion in assets.

• Hansberger Global Investors, Inc., a wholly owned subsidiary of Natixis Global Asset Management, L.P., 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, FL 33301, is an investment advisory firm founded in 1994. As of March 31, 2012, HGI managed approximately $7.4 billion in assets.

• Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112, is an investment management firm and wholly owned subsidiary of Lazard Freres & Co., LLC. As of March 31, 2012, Lazard managed approximately $141 billion in assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI All Country World Index ex USA over the preceding 60-month period (for Lazard and ARGA) or the preceding 36-month period (for Edinburgh Partners and HGI). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended October 31, 2011, the aggregate advisory fee represented an effective annual rate of 0.18% of the Fund’s average net assets before a performance-based decrease of 0.05%.

Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreements with Edinburgh Partners, HGI, and Lazard, see the most recent semiannual report to shareholders covering the fiscal period ended April 30. For a discussion of why the board of trustees approved the Fund’s investment advisory agreement with ARGA, see the annual report to shareholders covering the fiscal year ended October 31, 2012, which will be available 60 days after that date.

The managers primarily responsible for the day-to-day management of the Fund are:

A. Rama Krishna, Founder and Chief Investment Officer of ARGA. He has worked in investment management since 1987; has been with ARGA since 2010; and has co-managed a portion of the Fund since 2012. Education: B.A. (Honors) in Economics, St. Stephens College, University of Delhi; M.B.A. and M.A., University of Michigan.

Steven Morrow, Director of Research at ARGA. He has worked in investment management since 1993; has been with ARGA since 2010; and has co-managed a portion of the Fund since 2012. Education: B.S., University of New Hampshire;
M.B.A., Cornell University.

Sandy Nairn, Investment Partner, Director, and Chief Executive of Edinburgh Partners. He has worked in investment management since 1985; has managed investment portfolios since 1986; has been with Edinburgh Partners since co-founding the firm in 2003; and has managed a portion of the Fund since 2008. Education: B.Sc. and Ph.D. in Economics, University of Strathclyde/Scottish Business School.

Aureole L. W. Foong, Managing Director of Emerging Markets at HGI. He has worked in investment management since 1989; has been with HGI since 1997; and has co-managed a portion of the Fund since 2000. Education: B.S. and M.B.A., University of Southern California.

Ronald Holt, CFA, CEO and co-Chief Investment Officer of the Value Team at HGI. He has worked in investment management since 1991; has been with HGI since 1997; and has co-managed a portion of the Fund since 2000. Education: B.A., Columbia University; M.B.A., Stern School of Business at New York University.

Michael G. Fry, Managing Director at Lazard. He has worked in investment management since 1981; has been with Lazard since 2005; and has co-managed a portion of the Fund since 2010. Education: B.Sc., Flinders University.

Michael A. Bennett, CPA, Managing Director at Lazard. He has worked in investment management since 1987; has been with Lazard since 1992; and has co-managed a portion of the Fund since 2010. Education: B.S., New York University; M.B.A., University of Chicago.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a trademark owned by CFA Institute.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 46A 082012

Vanguard Trustees’ Equity Fund

Supplement to the Statement of Additional Information Dated February 24, 2012

Important Changes to Vanguard International Value Fund

In the Investment Advisory Services section, the introductory section on page B-34 is amended as follows:

The Trust currently uses nine investment advisors:

• ARGA Investment Management, LP, provides investment advisory services for a portion of the assets in the International Value Fund.

• Edinburgh Partners Limited provides investment advisory services for a portion of the assets in the International Value Fund.

• Hansberger Global Investors, Inc., provides investment advisory services for a portion of the assets in the International Value Fund.

• Lazard Asset Management LLC provides investment advisory services for a portion of the assets in the International Value Fund.

• M&G Investment Management Limited provides investment advisory services for a portion of the assets in the Emerging Markets Select Stock Fund.

• Oaktree Capital Management, L.P., provides investment advisory services for a portion of the assets in the Emerging Markets Select Stock Fund.

• Pzena Investment Management, LLC, provides investment advisory services for a portion of the assets in the Emerging Markets Select Stock Fund.

• Wellington Management Company, LLP, provides investment advisory services for a portion of the assets in the Emerging Markets Select Stock Fund.

• Vanguard provides investment advisory services to the Diversified Equity Fund.

The Trust previously employed one other investment advisor:

• AllianceBernstein L.P. managed a portion of the International Value Fund's assets from 2004 to 2012.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the

Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the period ended October 31, 2011 (June 30, 2012, for ARGA).

In the Investment Advisory Services section, the first three paragraphs under "II. Vanguard International Value Fund" on page B-36 are restated as follows:

Vanguard International Value Fund uses a multimanager approach. The Fund is a party to an investment advisory agreement with each advisor whereby the advisor manages the investment and reinvestment of the portion of the International Value Fund's assets that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the advisor's Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the MSCI All Country World Index ex USA over the preceding 60-month period (for Lazard and ARGA) or the preceding 36-month period (for Edinburgh Partners and HGI). When the performance adjustment is positive, the Fund's expenses increase; when it is negative, expenses decrease.

For the fiscal years ended October 31, 2009, 2010, and 2011, the Fund incurred aggregate investment advisory fees of approximately $10,066,000 (before a performance-based decrease of $993,000), $12,270,000 (before a performance-based decrease of $2,951,000), and $13,306,000 (before a performance-based decrease of $3,363,000), respectively.

Also in the Investment Advisory Services section under "II. Vanguard International Value Fund," the section titled "A. AllianceBernstein L.P. (AllianceBernstein)" beginning on page B-36 is replaced with the following:

A. ARGA Investment Management, LP (ARGA)

ARGA, located in Stamford, Connecticut, is an investment management firm founded in 2010 by A. Rama Krishna.

1. Other Accounts Managed

A. Rama Krishna and Steven Morrow co-manage a portion of the International Value Fund; as of June 30, 2012, the Fund held assets of $6.1 billion. As of June 30, 2012, Mr. Krishna and Mr. Morrow also co-managed two pooled investment vehicles with total assets of $10.2 million (advisory fees based on account performance) and three other accounts with total assets of $72.2 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

ARGA's compliance procedures aim to identify and prevent potential conflicts of interest related to client, employee, and proprietary activities. Potential conflicts of interest include instances when ARGA desires to purchase or sell the same securities for the Fund and other accounts, which could result, if such conflict is not managed properly, in unfair treatment to one account or another. Another potential conflict could occur if an employee had knowledge of future ARGA trades and, on the basis of such information, made their own personal trades, which could harm the Fund and other ARGA accounts.

Specific procedures addressing conflicts of interest are described in the following paragraphs.

Mr. Krishna and Mr. Morrow are Chief Investment Officer and Director of Research, respectively, of ARGA. In addition to the Fund, ARGA manages other accounts on a discretionary basis (which include, as of June 30, 2012, investments belonging to Mr. Krishna directly and beneficially) that use the valuation-based investment strategy utilized for the Fund. ARGA expects to manage additional such accounts in the future. To avoid any incentive to favor one account over another in the allocation of investment opportunities (particularly where there are differing performance fee arrangements), ARGA has implemented strict fairness policies with respect to trading practices and allocation procedures. On a monthly basis, ARGA examines trade allocations among client portfolios and confirms their consistency with its fiduciary obligation to allocate investment opportunities fairly. ARGA also periodically monitors dispersion of client account returns within the same investment strategy to verify that no preferential treatment has occurred. As expected, in instances such as clients directing trades through particular brokers, ARGA may place non-simultaneous trade orders for the Fund and another client, which may affect the execution price of the security to the detriment of one or the other.

To ensure ARGA's employees do not use knowledge of the Fund's trading for personal gain, all firm personnel and any immediate family members living in the same household must identify any and all personal investment accounts and disclose, on a quarterly basis, all reportable transactions and investment activity where they may have a direct or indirect beneficial interest. If any employee or immediate family member living in the same household is contemplating the purchase or sale of any security or an interest in a private placement vehicle, he or she is required to obtain pre-clearance from ARGA. ARGA does not engage in proprietary trading.

While ARGA follows these procedures to eliminate potential conflicts of interest, there is no guarantee they will detect and prevent every situation where potential conflicts could arise.

3. Description of Compensation

The goal of ARGA's compensation structure is to align the interests of investment professionals with those of its clients and the firm. Accordingly, ARGA rewards behavior by investment professionals that results in long-term success for its clients and the company.

Mr. Krishna has equity ownership in ARGA; accordingly, he is entitled to a share of the firm's profits, if and when earned. He does not receive a base salary or performance bonus. ARGA compensates Mr. Morrow through a combination of base salary, performance bonus, and profit sharing, if appropriate. This also applies to most other individuals at ARGA. Base salary is a fixed amount that may change based on an annual review or market conditions. Bonus is determined by both individual performance and financial success of the firm. Over the long term, the firm expects bonus and profit-sharing to make up the highest proportion of compensation. Profit-sharing, if and when profits are earned by ARGA, is reserved for individuals across the firm who are key partners in delivering superior levels of excellence for ARGA's clients. Where relevant at higher levels of individual compensation, a portion of both the bonus and profit-sharing is likely to be deferred, thereby encouraging long-term retention of key employees.

ARGA formally reviews performance by each individual based on a framework that is relevant for the individual's area of responsibility and overall adherence to the firm's values. ARGA does not tie portfolio manager compensation specifically to the performance of the ARGA Portfolio relative to the Fund's benchmark, as that could cause individuals to stray from ARGA's long-term, valuation-based investment discipline. For investment professionals, ARGA reviews both quantitative and fundamental factors. Quantitative factors may include productivity in terms of companies' research coverage and construction of global industry models. Fundamental factors focus on depth of company and industry research, quality of company models and embedded forecasts, contribution to discussions with company management, and ability to identify key business issues and paths to possible resolution. In addition to evaluating individuals on their own contribution, the firm assesses their commitment to the success of other ARGA employees and ARGA as a whole.

4. Ownership of Securities

As of June 30, 2012, Mr. Krishna and Mr. Morrow did not own any shares of the International Value Fund.

Also in the Investment Advisory Services section, "III. Duration and Termination of Investment Advisory Agreements" on page B-47 is replaced with the following:

IV. Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with Edinburgh Partners, HGI, and Lazard are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund on thirty (30) days' written notice to the advisor (no prior written notice to ARGA), (2) by a vote of a majority of the Fund's outstanding voting securities on 30 days' written notice to the advisor (no prior written notice to ARGA), or (3) by the advisor upon ninety (90) days' written notice to the Fund.

The initial investment advisory agreements with ARGA, M&G, Oaktree, Pzena, and Wellington Management are binding for a two-year period. At the end of that time, the agreements will become renewable for successive one-year periods, subject to the above conditions.

Vanguard provides at-cost investment advisory services to the Diversified Equity Fund pursuant to the terms of the Fifth Amended and Restated Funds' Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

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